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                                  EXHIBIT 23.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors of
Intrawest Corporation

We consent to the use of our report dated August 31, 2001 which is incorporated herein by reference.



/s/ KPMG LLP
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Chartered Accountants

Vancouver, Canada
December 12, 2001




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